EXHIBIT 32.1

                               SARBANES-OXLEY ACT
                            SECTION 906 CERTIFICATION

      I certify that the periodic report on Form 10-Q containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the periodic report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: August 12, 2003

                                            RELIV' INTERNATIONAL, INC.


                                        By:       /s/ Robert L. Montgomery
                                            ------------------------------------
                                            Robert L. Montgomery,
                                            Chief Executive Officer